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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 1999




                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-13894                      34-1807383
(State or other jurisdiction    (Commission File               (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)




                                 100 Gando Drive
                               New Haven, CT 06513
          (Address of principal executive offices, including zip code)



                                 (203) 401-6450
              (Registrant's telephone number, including area code)



                                 Not applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On October 21, 1999, TransPro, Inc. issued the press releases attached hereto as Exhibits 99-1 and 99-2.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1-Press release dated October 21, 1999

EXHIBIT 99.2-Press release dated October 21, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TRANSPRO, INC.

DATED:   October 22, 1999            BY: /s/ Timothy E. Coyne
                                         -----------------------------------
                                             Timothy E. Coyne
                                             Vice President, Treasurer,
                                             Secretary, Controller and Chief
                                             Financial Officer